Income Taxes	6 Months Ended	12 Months Ended
	Jun. 24, 2012	Dec. 25, 2011
Income Taxes [Abstract]
Income Taxes
6.	Income Taxes

During the second quarter of 2009, the Company determined that it was unclear as to the timing of when it will generate sufficient taxable income to realize its deferred tax assets. Accordingly, the Company recorded a valuation allowance against its deferred tax assets. The valuation allowance is reviewed quarterly and will be maintained until sufficient positive evidence exists to support the reversal of the valuation allowance. In addition, until such time that the Company determines it is more likely than not that it will generate sufficient taxable income to realize its deferred tax assets, income tax benefits associated with future period losses will be fully reserved.

During the second quarter of 2012, the Company recognized the impact of the conversion of the Series A Notes and Series B Notes to equity and the Global Termination Agreement with SFL as a discrete item. These significant events had a minimal impact on the Company’s Condensed Statement of Operations in the second quarter of 2012, as the Company continues to recognize a full valuation allowance against all of its net deferred tax assets for U.S. federal and state tax purposes. However, the change for such significant events resulted in an overall adjustment to the Company’s deferred taxes recognized on its balance sheet. After the impact of the valuation allowance, the Company recorded a decrease to its current deferred tax asset of $2.4 million and an offsetting decrease to its noncurrent deferred tax liability of $2.4 million as of June 24, 2012. The Company has not changed its judgment regarding its overall realizability of its net deferred tax assets.

During the first quarter of 2012, after evaluating the merits and requirements of the tonnage tax regime, the Company revoked its election under subchapter R of the tonnage tax regime effective for the tax years beginning January 1, 2012. As a result, the activities attributable to the Company’s operation of the vessels in the Puerto Rico tradelane are no longer eligible as qualifying shipping activities under the tonnage tax regime, and therefore, the income (loss) derived from the Puerto Rico vessels will no longer be excluded from corporate income tax for U.S. federal income tax purposes. The Company’s decision was made based on several factors, including the expected economic challenges in Puerto Rico in the foreseeable future. Under the eligibility requirements of the tonnage tax regime, the Company may not elect back into the tonnage tax regime until five years following its revocation. The Company will reevaluate the merits of the tonnage tax regime at such time in the future.

The Company has accounted for the revocation of the tonnage tax as a change in tax status of its qualifying shipping activities. Accordingly, the Company recognized the impact of the revocation of its tonnage tax election in the first quarter of 2012, the period for which the Company filed its revocation statement with the Internal Revenue Service. The revocation had a minimal impact on the Company’s Condensed Consolidated Statement of Operations in the first quarter of 2012. The change in tax status resulted in the revaluation of the Company’s deferred taxes. The overall decrease in the Company’s net deferred tax assets was approximately $3.0 million, before the impact of the valuation allowance. After offsetting the decrease in net deferred tax assets with the valuation allowance, the impact on the Company’s net deferred taxes was minimal.

15.	Income Taxes

The Company periodically assesses whether it is more likely than not that it will generate sufficient taxable income to realize its deferred income tax assets. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income (including the reversal of deferred tax liabilities) during the periods in which those temporary differences will become deductible. In making this determination, the Company considers all available positive and negative evidence and makes certain assumptions. The Company considers, among other things, its deferred tax liabilities, the overall business environment, its historical earnings and losses and its outlook for future years.

During the second quarter of 2009, the Company determined that it was unclear as to the timing of when it will generate sufficient taxable income to realize its deferred tax assets. Accordingly, the Company recorded a valuation allowance against our deferred tax assets. The valuation allowance is reviewed quarterly and will be maintained until sufficient positive evidence exists to support the reversal of the valuation allowance. In addition, until such time the Company determines it is more likely than not that it will generate sufficient taxable income to realize its deferred tax assets, income tax benefits associated with future period losses will be fully reserved.

During 2006, the Company elected the application of tonnage tax. Prior to the establishment of a full valuation allowance, the Company’s effective tax rate was impacted by the Company’s income from qualifying shipping activities as well as the income from the Company’s non-qualifying shipping activities and fluctuated based on the ratio of income from qualifying and non-qualifying activities. The Company’s effective tax rate for the years ended December 25, 2011, December 26, 2010 and December 20, 2009 was 0.2%, (1.0)% and (77.3)%, respectively.

Income tax expense is as follows (in thousands):

	Fiscal Years Ended
	December 25, 2011	December 26, 2010	December 20, 2009
Current:
Federal	$35	$35	$322
State/territory	(235)	95	195

Total current	(200)	130	517

Deferred:
Federal	—	—	10,359
State/territory	326	194	(303)

Total deferred	326	194	10,056

Income tax expense	$126	$324	$10,573

The difference between the income tax expense (benefit) and the amounts computed by applying the statutory federal income tax rates to earnings before income taxes are as follows (in thousands):

	Fiscal Years Ended
	December 25, 2011	December 26, 2010	December 20, 2009
Income tax benefit at statutory rates:	$(18,574)	$(11,554)	$(4,787)
State/territory, net of federal income tax benefit (excluding valuation allowance)	716	(3)	186
Qualifying shipping income	4,615	(2,978)	658
Fines and penalties	(1,908)	11,168	42
Goodwill impairment	38,197	—	—
Cancellation of debt	5,553	—	—
Gain on change in value of debt conversion features	(14,413)	—	—
Valuation allowance	(16,007)	2,338	13,871
Other Items	1,947	1,353	603

Income tax expense	$126	$324	$10,573

The components of deferred tax assets and liabilities are as follows (in thousands):

	December 25, 2011	December 26, 2010
Deferred tax assets:
Leases	$11,489	$8,407
Convertible note hedge	—	1,360
Allowance for doubtful accounts	1,321	1,329
Net operating losses, AMT carry forwards, and state credit carry forwards	32,735	35,735
Post-retirement benefits	9,231	1,639
Other	11,521	12,424
Valuation allowances	(8,392)	(16,919)

Total deferred tax assets	57,905	43,975
Deferred tax liabilities:
Depreciation	(24,784)	(17,294)
Capital construction fund	(7,334)	(14,791)
Intangibles	(9,575)	(11,556)
Debt conversion features	(13,816)	—
Other	(2,490)	(2,034)

Total deferred tax liabilities	(57,999)	(45,675)

Net deferred tax liability	$(94)	$(1,700)

As of December 25, 2011 and December 26, 2010, the Company has total net deferred tax assets related to its discontinued operations, before taking into account its valuation allowance, of $39.8 million and $8.7 million, respectively. Such net deferred tax assets are offset by a valuation allowance, resulting in a net deferred tax asset of $0.4 million and $0.6 million as of December 25, 2011 and December 26, 2010, respectively.

The Company has net operating loss carryforwards for federal income tax purposes in the amount of $117.4 million and $134.5 million as of December 25, 2011 and December 26, 2010, respectively. In addition, the Company has net operating loss carryforwards for state income tax purposes in the amount of $33.8 million and $20.5 million as of December 25, 2011 and December 26, 2010, respectively. The Federal and state net operating loss carryforwards begin to expire in 2025 and 2019, respectively. Furthermore, the Company has an alternative minimum tax credit carryforward with no expiration period in the amount of $1.4 million as of December 25, 2011 and December 26, 2010. Net operating loss credits generated from tax losses in Guam begin to expire in 2029. The Company has recorded a valuation allowance against the majority of the deferred tax assets attributable to the net operating losses generated, but has not recorded a valuation allowance attributable to the net operating losses generated in certain states.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2011	2010	2009
Beginning balance	$13,596	$12,531	$8,989
Additions based on tax positions related to the current year	860	840	409
Additions for tax positions of prior years	924	225	5,793
Reductions for tax positions of prior years	—	—	(2,660)

Ending balance	$15,380	$13,596	$12,531

As a result of the valuation allowance, none of the unrecognized tax benefits, if recognized, would affect the effective tax rate. The Company does not expect that there will be a significant increase or decrease of the total amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest accrued and penalties related to unrecognized tax benefits in its income tax expense. During its fiscal years for 2009 through 2011, the Company has not recognized any interest and penalties in its statement of operations and statement of financial position. Furthermore, there were no accruals for the payment of interest and penalties at either December 25, 2011 or December 26, 2010.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, various U.S. state jurisdictions and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2005. The tax years which remain subject to examination by major tax jurisdictions as of December 25, 2011 include 2005-2010.